UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 15, 2020

HIREQUEST, INC.
(Exact name of registrant as specified in its Charter)

Delaware	000-53088	91-2079472
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

111 Springhall Drive, Goose Creek, SC	29445
(Address of Principal Executive Offices)	(Zip Code)

(843) 723-7400
(Registrant’s telephone number, including area code)

________________________________________________
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.001 par value	HQI	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 15, 2020, HireQuest, Inc. (the “Company”) held its 2020 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders voted to: (i) elect each of the seven nominees for director to serve until the 2021 Annual Meeting of Stockholders or until their successors are duly elected and qualified, (ii) approve and adopt the HireQuest, Inc. 2019 Equity Incentive Plan, (iii) ratify the selection of Plante & Moran, PLLC as the Company’s independent registered public accounting firm for the year ending December 31, 2020, and (iv) approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers. The number of shares of common stock outstanding and eligible to vote as of April 24, 2020, the record date for the Annual Meeting, was 13,544,853. Of these shares, the holders 12,199,667 shares were either present or represented by proxy at the Annual Meeting.

The final voting results were as follows:

Proposal #1
Election of Directors
Director Nominee	For	Withheld	Broker Non-Votes
Richard F. Hermanns	10,441,843	525	1,757,299
R. Rimmy Malhotra	10,335,001	107,367	1,757,299
Edward Jackson	10,397,855	44,513	1,757,299
Payne Brown	10,441,843	525	1,757,299
Kathleen Shanahan	10,441,843	525	1,757,299
Lawrence F. Hagenbuch	10,418,926	23,442	1,757,299
Jack A. Olmstead	10,418,926	23,442	1,757,299

Proposal #2	For	Against	Abstain	Broker Non-Votes
The adoption and approval of the HireQuest, Inc. 2019 Equity Incentive Plan	10,365,660	48,257	28,451	1,757,299

Proposal #3	For	Against	Abstain
The ratification of the selection of Plante & Moran, PLLC as the Company's independent registered public accounting firm for the year ending December 31, 2020	11,986,882	82,573	130,212

Proposal #4	For	Against	Abstain	Broker Non-Votes
Non-binding advisory vote on the compensation paid to the Company's named executive officers	10,321,921	26,725	93,722	1,757,299

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

HIREQUEST, INC.
(Registrant)

Date: June 16, 2020	/s/ John McAnnar
John McAnnar
Executive Vice President, Chief Legal Officer, and Secretary